UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1548

Armstrong Associates, Inc.

(Exact name of registrant as specified in charter)

Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Address of principal executive offices)

C. K. Lawson
Armstrong Associates, Inc.
750 N. St. Paul Street, Suite 1300
Dallas, Texas 75201

(Name and address of agent for service)

Registrant's telephone number: 214-720-9101

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

ITEM 1.  SHAREHOLDERS REPORT.

Management Report to Shareholders

At the end of calendar 2008, Armstrong Associates, Inc., had total net assets of $12,587,115 and a per share price of $8.55. Not reflected in the year-end price were dividends from net income and net realized capital gains that totaled $0.48 per share.

Calendar 2008 proved to be a particularly difficult period for equities as reflected by the -37.0% decline in the total return of the Standard & Poor’s 500 Index and the -48.7% decline in the price of the broadly-based Value Line Composite Index. In comparison, Armstrong had a total net return of -26.8% for the calendar year. The decline in equities was not limited to the United States. Declines were also reflected in Europe, Asia and virtually all other world-wide stock markets. All in all, it was not a good year for equity investments.

Financial and commodity-related stocks were particularly hard hit although significant price weakness spread to most other market segments as the year progressed. Uncertainty as to the plans of the new administration concerning the U.S. financial system, automobile bailout plans, taxes, etc., resulted in a crisis of confidence for investors and businesses.

During the year Armstrong built up cash reserves of approximately 33.8% of total net assets as of the year-end versus 10.1% at the start of calendar 2008 which helped cushion the impact of the market decline on Armstrong’s investment portfolio. The sharp declines seen in equity prices gives Armstrong an important future opportunity for the investment recommitment of these cash reserves as some reasonable degree of market stability is found and selling pressure recedes.

A review of past significant market declines will confirm that subsequent market recovery periods offer special opportunities for investment. While most investors are currently focusing on a negative and uncertain economic environment, a longer term view of economic prospects should raise concerns as to the future inflationary potential of the unprecedented amount of U.S. dollars that the government is currently in the process of flooding into the economy. While strong government actions may be necessary to stabilize the economy, it is important for investors to note that equity investments in companies that have growth potential can play an important role in mitigating the impact of an inflationary period on investment values.

Please call or write if you have any questions concerning your investment in Armstrong.

Sincerely,

C. K. Lawson
February 17, 2008

The Basis for the Selection of Portfolios, Inc. as Adviser for the Fund

The approval of Armstrong’s (the “Fund”) investment advisory agreement with Portfolios, Inc., is made annually by the Independent Directors of its Board of Directors (the “Directors”).  Important determinations and conclusions made by the Directors in connection with this responsibility include the following:

First, the Directors have concluded that Portfolios has adhered to the investment specifications included in the Fund’s prospectus and has provided satisfactory long term investment results for the Fund’s shareholders. In addition, on review and consideration of the investment management fee paid by the Fund to Portfolios and the related expense ratio of the Fund, the Directors have concluded that in comparison to stand-alone funds of comparable size the comparison is satisfactory.  The Directors further believe that the administrative and transfer agent services that Portfolios provides Armstrong have been done efficiently and are provided at a reasonable cost when compared to alternatives that had been considered at various times.

On review of the profitability of the Fund’s investment advisory agreement to Portfolios, Inc., the Directors have taken into consideration the investment management services provided by the advisor, the staffing required for the advisor to provide these services, the administrative and transfer agent services that are provided, including staffing and equipment expenses, and the substantial additional services not required under any of the agreements that have been provided to Armstrong by Portfolios which have resulted in significant cost savings for the Fund.  The Directors have concluded that the investment advisory agreement and related agreements with Portfolios, Inc. did not result in excessive profits and were reasonable.

Regarding the potential of “economies of scale” that could result from future growth in total assets of the Fund, the Directors’ review of the issue concluded that the annual investment advisory agreement renewal process allows the Board the continuing opportunity to address the appropriateness of Portfolios’ management fees and instigate changes if and when necessary.

Further, the Directors believe that the management of the Fund by Portfolios Inc., which has been directly involved with the management and administration of Armstrong for approximately 41 years, provides the advantage of an unusual level of continuity for the Fund’s shareholders. The Directors consider that having Portfolios handle the administrative and transfer agent functions results in a high level of focus on controls which are beneficial in the operation of the Fund.

Having considered these various factors in detail numerous times and seeing no substantive changes, the Directors agreed that it was in the best interest of the Fund and its shareholders to renew the Investment Advisory, Administrative and Transfer Agent Agreements with Portfolios, Inc.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to enable you to compare these costs with the ongoing costs of investing in other mutual funds.

Example
The Example is based on an investment of $1,000 invested at the beginning of the Fund’s fiscal year on June 30, 2008 and held through December 31, 2008, the six months covered by this semiannual report.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $11,200 account value divided by $1,000 = 11.2), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purpose
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses ratio and an assumed rate of return of 5% per year before expense, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with 5% hypothetical examples that appear in the shareholder reports of the funds. You may want to add other fees that are not included in the expenses shown in the table such as IRA fees and charges for extra services such as bank wires.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do nor reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (Note that there are no transaction costs associated with Armstrong Associates share transactions). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 30, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period*
Actual	$1,000.00	$763.60	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.67	$6.33

*Expenses are equal to Armstrong Associates annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365 days.

Statement of Operations — 6 Months Ended December 31, 2008

Investment income
Income:
Dividends		$105,135
Interest		20,248
Total income		125,383
Operating expenses
Advisory and management fees	$58,555
Administrative fees	8,000
Custodian fees	4,070
Transfer agent fees	4,832
Registration fees, licenses and other	2,422
Legal fees	—
Accounting fees	5,121
Director’s fees	3,923
Reports and notices to shareholders	3,462
Insurance	600	90,986
Net investment income		34,397
Realized and unrealized gains and losses on investments
Realized gains (losses) from security transactions
(excluding short-term obligations)
Proceeds from sales		1,002,134
Cost of securities sold		951,794
Net realized gains (losses) from security transactions		50,341
Unrealized appreciation (depreciation) of investments
Beginning of period		6,856,415
End of period		2,834,646
Increase (decrease) in unrealized appreciation		(4,021,769)
Net realized and unrealized gain (loss) on investments		(3,971,429)
Increase (decrease) in net assets from operations		$(3,937,031)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets — 6 Months Ended December 31, 2008

Operations:
Net investment income	$34,397
Net realized gains (losses) from security transactions	50,341
Increase (decrease) in unrealized appreciation of investments	(4,021,769)
Net increase (decrease) in net assets resulting from operation	(3,937,031)

Distributions to shareholders
Dividends paid from net investment income	70,062
Distributions from net realized gains from investment transactions	602,536
Total distributions to shareholders	672,598

Capital share transactions
Net proceeds from sale of capital stock	105,913
Net asset value of shares issued to shareholders in reinvestment of net investment income and net realized gains on security transactions	654,558)
Cost of shares repurchased	(340,887)
Net increase (decrease) resulting from capital share transaction	419,584)
Net increase (decrease) in net assets	(4,190,045)

Net assets:
Beginning of period	16,777,161
End of period	$12,587,115

Condensed Financial Information

		Per share income and capital changes for a share outstanding throughout the year ended June 30
Selected Per Share Data and Ratios (a)	Six months ended 12/31/08	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value, Beginning of year	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45	$9.70
Income (loss) from investment operations
Net investment income (loss)	.02	.06	.04	.02	.02	—	(.01)	(.05)	.05	.01	(.01)	.03	.06	.05
Net realized and unrealized gains (losses) on investments	(2.84)	(.62)	1.27	.67	.54	1.43	.44	(1.92)	(2.00)	2.64	1.89	1.38	1.64	1.10
Total from investment operations	(2.82)	(.56)	1.31	.69	.56	1.43	.43	(1.97)	(1.95)	2.65	1.88	1.41	1.70	1.15
Less distributions
Dividends from net investment income	.05	.07	.02	.03	—	—	.01	.05	—	—	.04	.05	.07	.02
Distributions from net realized gains	.43	.86	.41	.33	.63	.08	—	.11	1.19	.48	.45	.83	.47	.38
Net asset value, end of year	$8.55	$11.85	$13.34	$12.46	$12.13	$12.20	$10.85	$10.43	$12.56	$15.70	$13.53	$12.14	$11.61	$10.45

Total return (b)	(23.64)%	(4.55)	10.44	5.69	4.64	13.22	4.13	(15.85)	(12.99)	20.38	16.26	13.31	17.19	12.09
Ratios/supplemental data
Net assets, end of period (000’s)	$12,587	$16,777	18,406	17,506	17,043	16,227	14,148	13,875	17,565	20,126	17,214	15,213	14,300	13,100
Ratio of expenses to average net assets	1.24	1.17	1.17	1.20	1.26	1.27	1.34	1.21	1.20	1.23	1.24	1.34	1.47	1.44
Ratio of net investment income to average net assets	.2	.5	.3	.2	.2	—	—	—	.4	.1	(.1)	.2	.5	.5
Portfolio turnover rate	0%	2%	4%	11%	7%	5	4	7	9	6	3	20	7	19

Notes:
(a) For a share outstanding throughout the year.  Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.
(b) For the six month period ending December 31, 2008, the total return for the period was (23.64)%. This return is not annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets — December 31, 2008

Assets:
Investment in securities at market value	$12,163,143
Cash held by custodian	110,983
Prepaid expenses	2,169
Interest receivable	2,933
Dividends receivable	20,765
Receivable for fund shares purchased	33,238
Receivable for sale of portfolio securities	259,029
Total Assets	$12,592,260

Liabilities:
Accounts payable and accrued expenses	5,145
Payable for fund shares redeemed	—
Payable for purchase of portfolio securities	—
Total Liabilities	5,145
Total net assets — equivalent to $8.55 per share with 1,472,725 shares outstanding	$12,587,115

Condensed Financial Information

	Per share income and capital changes for a share outstanding throughout the year ended June 30
Selected Per Share Data and Ratios (a)	1995	1994	1993	1992	1991	1990	1989	1988	1987	1986	1985

Net asset value, Beginning of year	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65	$7.29
Income (loss) from investment operations
Net investment income (loss)	.02	-—	.02	.06	.16	.23	.24	.09	.10	.14	.24
Net realized and unrealized gains (losses) on investments	2.12	.10	1.19	.33	(.27)	.19	.67	(.53)	1.51	1.17	1.02
Total from investment operations	2.14	.10	1.21	.39	(.11)	.42	.91	(.44)	1.61	1.31	1.26
Less distributions
Dividends from net investment income	.04	-—	.02	.15	.23	.24	.11	.14	.16	.24	.14
Distributions from net realized gains	.59	.17	.01	.03	.17	.54	.23	1.91	.51	-—	.76
Net asset value, end of year	$9.70	$8.19	$8.26	$7.08	$6.87	$7.38	$7.74	$7.17	$9.66	$8.72	$7.65

Total return (b)	27.32	1.13	17.12	5.79	(.92)	5.93	13.23	(6.27)	20.00	17.80	19.10
Ratios/supplemental data
Net assets, end of period (000’s)	11,961	9,255	9,680	9,366	9,228	9,770	9,887	10,435	12,294	11,714	10,957
Ratio of expenses to average net assets	1.80	1.79	1.79	1.80	1.87	1.79	1.94	1.97	1.73	1.61	1.71
Ratio of net investment income to average net assets	.2	-—	.2	.8	2.3	2.9	3.0	1.3	1.0	1.6	3.1
Portfolio turnover rate	12	21	17	36	24	44	46	20	51	54	53

	Per share income and capital changes for a share outstanding throughout the year ended June 30
Selected Per Share Data and Ratios (a)	1984	1983	1982	1981	1980	1979	1978	1977	1976	1975

Net asset value, Beginning of year	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81	$2.74
Income (loss) from investment operations
Net investment income (loss)	.16	.21	.41	.24	.23	.16	.08	.04	.03	.07
Net realized and unrealized gains (losses) on investments	(2.51)	3.72	(1.28)	2.62	1.40	.84	.78	.38	1.53	1.04
Total from investment operations	(2.35)	3.93	(.87)	2.86	1.63	1.00	.86	.42	1.56	1.11
Less distributions
Dividends from net investment income	.20	.43	.19	.23	.13	.11	.04	.04	.07	.04
Distributions from net realized gains	.38	.38	1.21	1.00	.82	.33	-—	-—	-—	-—
Net asset value, end of year	$7.29	$10.22	$7.10	$9.37	$7.74	$7.06	$6.50	$5.68	$5.30	$3.81

Total return (b)	(24.01)	61.27	(9.87)	38.04	24.08	15.17	15.31	8.05	42.06	41.46%
Ratios/supplemental data
Net assets, end of period (000’s)	9,788	12,869	7,669	8,277	5,777	4,538	3,886	3,649	3,785	$2,892
Ratio of expenses to average net assets	1.56	1.57	1.67	1.50	1.64	1.50	1.45	1.50	1.50	1.50
Ratio of net investment income to average net assets	1.9	2.4	5.6	2.7	3.2	2.3	1.6	1.9	.8	2.7
Portfolio turnover rate	96	59	34	60	131	97	151	113	113	210%

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments in Securities — December 31, 2008

	Shares or principal amount	Cost	Market value
COMMON STOCK (66.2%)
Industry and issue
Aerospace, Industrial Equipment & Materials (11.2%)
The Boeing Company	5,000	$293,580	$213,350
Caterpillar, Inc.	4,000	267,040	178,680
Praxair, Inc.	10,000	177,403	593,600
United Technologies Corporation	8,000	254,750	428,800
		992,773	1,414,430
Business Services & Products (7.6%)
Avery Dennison Corporation	10,000	140,800	327,300
Iron Mountain, Inc.*	15,750	265,081	389,498
Staples, Inc.	13,500	175,875	241,920
		581,756	958,718
Communications & Related (0.9%)
Corning, Inc.	12,000	65,522	114,360
		65,522	114,360
Computer, Software & Related (4.7%)
Cisco Systems, Inc.*	10,000	176,200	163,000
Dell, Inc.*	8,000	232,103	81,920
Intel Corporation	10,000	169,100	146,600
Microsoft, Inc.	10,000	267,700	194,400
		845,103	585,920
Consumer Discretionary (7.5%)
GameStop Corporation	6,000	270,479	129,960
Pepsico, Inc.	15,000	87,602	821,550
		358,081	951,510
Consumer Staples (12.3%)
CVS Caremark Corporation	8,000	233,482	229,920
Kimberly Clark Corporation	6,000	227,121	316,440
Procter & Gamble Co.	7,051	166,631	435,893
Wal-Mart Stores, Inc.	10,000	123,000	560,600
		750,234	1,542,853
Diversified Manufacturing (0.9%)
General Electric	7,000	239,820	113,400
		239,820	113,400

	Shares or principal amount	Cost	Market value

Energy & Related (3.3%)
Halliburton Company	11,000	238,361	199,980
Weatherford International, Inc.	20,000	284,734	216,400
		523,095	416,380
Environmental Services (7.1%)
Waste Connection, Inc.*	18,000	241,040	568,260
Waste Management, Inc.	10,000	309,300	331,400
		550,340	899,660
Internet Related (0.7%)
Yahoo! Inc.	7,500	260,835	91,500
		260,835	91,500
Medical & Related (10.0%)
Abbott Laboratories	10,000	57,012	533,700
Covidien, Ltd.	2,500	91,778	90,600
Medtronics, Inc.	20,000	190,438	628,400
		339,228	1,252,700
Total common stocks		$5,506,787	$8,341,431

SHORT-TERM DEBT (30.4%)
U.S. Treasury bills, due January to April 2009		$3,821,726	$3,821,726
Total investment securities – 96.6%		$9,328,513	$12,163,157
Other assets less liabilities – 3.4%			423,958
Total Net assets – 100.00%			$12,587,115

Notes to Financial Statements — December 31, 2008

Note A — Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:
Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under The Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.
Valuation of Securities
The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business.  A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market is valued at its last sale price reported prior to the time the assets are valued.  A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market is valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time the assets are valued and (ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time the assets are valued.  When market quotations are not available, a security is valued at the fair market value that is determined in line with procedures established by the Board of Directors of the Fund.  Short-term debt securities are carried at cost which approximates market.  In the event the Fund should have other assets, they are also valued at fair market value as determined in good faith by the Board of Directors.  Using fair market value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.
Investment Transactions and Investment Income
Investment transactions are recorded on the basis of trade date, and realized gains and losses are calculated using the identified cost method.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of American requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Note B — Federal Income Taxes
As of December 31, 2008, the Company qualified and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended.  By qualifying, the Company will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C — Purchases and Sales of Securities
For the six months ended December 31, 2008, purchases and sales of securities, excluding short-term debt securities and U.S. government obligations, aggregated $41,270 and $1,002,134, respectively.
The Company paid total brokerage commissions aggregating $3,650 in the six months ended December 31, 2008 on purchases and sales of investment securities.  All commissions were paid to unaffiliated broker-dealers.

Note D — Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company.  For the six months ended December 31, 2008, investment advisory fees to Portfolios amounted to $58,555.  In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes, and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder.  No reimbursements were required during the six months ended December 31, 2008.
Portfolios is the transfer agent for the Company.  Applicable fees and expenses of $4,200 were incurred by the Company for the six months ended December 31, 2008.  In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At December 31, 2008, the Company owed Portfolios $10,207 in accrued investment advisory fees, transfer agent fees and administrative fees.

Note E — Capital Stock
On December 31, 2008, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $9,904,955.  Transactions in capital stock for the 6 months ended December 31, 2008 and 2007 were as follows:

	2008	2007
Shares sold	10,796	7,974
Shares issued as reinvestment of dividends	79,532	97,285
	90,328	105,259
Shares redeemed	(33,650)	(72,166)
Net increase (decrease) in shares outstanding	56,679	33,093

Note F — Distributions to Shareholders
The tax character of distributions paid during the six months ended December 31 was as follows:

	2008		2007
	Amount	Per share	Amount	Per share
Distributions paid from
Ordinary income	$70,062	$.05	$94,134	$.07
Capital gains	602,536	$.43	1,156,505	$.86
Total distributions paid	$672,598	$.48	$1,250,639	$.93

Officers and Directors

C.K. Lawson
President, Treasurer and Director.

Candace L. Bossay
Vice President and Secretary

Eugene P. Frenkel, M.D.
Director
Professor of Internal Medicine and Radiology
Southwestern Medical School

Douglas W. Maclay
Director
President, Maclay Properties Company
Cruger S. Ragland Director Retired President, Ragland Insurance Agency, Inc. Ann D. Reed Director Private Investor

Custodian Union Bank of California, N.A. San Francisco, California	Transfer Agent Portfolios, Inc. Dallas, Texas	Auditors Farmer, Fuqua & Huff, P.C. Plano, Texas	Investment Advisor Portfolios, Inc. Dallas, Texas

Proxy Voting Information
Shareholders can obtain a free copy of Armstrong’s proxy voting policies and procedures and voting record over the most recent 12 months ending June 30 upon request to: Armstrong Associates, Inc. 750 N. St. Paul St., Ste. 1300, Dallas, Texas 75201, (214) 720-9101, or at the SEC’s website, www.sec.gov.

Armstrong’s Portfolio Information
Armstrong files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov.  In addition the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is unaudited and is prepared for the information of the shareholders of Armstrong Associates, Inc.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

750 N. St. Paul      Suite 1300      Dallas, Texas 75201-3250
(214)720-9101      (214)871-8948 FAX

ITEM 2. CODE OF ETHICS.

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on review and evaluation, the Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within the 90 day period proceeding the filing date of this document.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could materially affect these controls over financial reporting (as defined by Rule 30a-3(d) of the 1940 Act) within the period from June 30, 2008, through December 31, 2008, and, subsequently, up to the date of this filing, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Armstrong Associates, Inc.

By /s/ C. K. Lawson
C. K. Lawson
President (CEO) and Treasurer (CFO), Armstrong Associates, Inc.

March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ C. K. Lawson
C. K. Lawson
President (CEO) and Treasurer (CFO), Armstrong Associates, Inc.

March 3, 2009